SECURITIES AND EXCHANGE COMMISSION


WASHINGTON, DC 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934



                                              August 25, 1997

                (Date of Report, date of earliest event reported)



                                        TITANIUM METALS CORPORATION
              (Exact name of Registrant as specified in its charter)


        Delaware            0-28538      13-5630895
     (State or other     (Commission     (IRS Employer
     jurisdiction of      file Number)   Identification
      incorporation)                     Number)



          1999 Broadway, Suite 4300, Denver, CO  80202
          (Address of principal executive offices)(Zip Code)


                              (303) 296-5600
              (Registrant's telephone number, including area code)


                                Not Applicable
              (Former name or address, if changed since last report)

Item 5:     Other Events

            On August 25, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's extension of a labor agreement.



            Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

              Item              Exhibit List
              No.
              99.1              Press release dated August 25, 1997 issued by
                                Registrant.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)


                                    By:___________________________
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary


Date: August 25, 1997


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)


                                    By: /s/ Robert E. Musgraves
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary




Date: August 25, 1997